SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 7, 2000



                          NORTH AMERICAN DATACOM, INC.
                      ---------------------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                           33-17679                 84-1067694
--------------------              ---------------------     ------------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation)                                          Identification No.)



                              751 County Road 989
                                 Iuka, MS 38852
                           --------------------------
                         (Address of principal executive
                          offices, including Zip Code)


       Registrant's telephone number, including area code: (662) 424-5050



                                       N/A
                       ---------------------------------
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

      Effective June 7, 2000 the Company retained BDO Seidman, LLP ("BDO") to act as the Company's independent certified public accountant. In this regard BDO replaced Spicer, Jeffries & Co. ("Spicer") which audited the Company's financial statements for the fiscal years ended June 30, 1998 and 1999. The Company replaced Spicer since the Company moved its offices from Denver, Colorado (where Spicer is located) to Mississippi. The reports of Spicer for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Spicer for these fiscal years was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ending June 7, 2000, there were no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Spicer would have caused it to make reference to such disagreements in its reports.

      The Company has authorized Spicer to discuss any matter relating to the Company and its operations with BDO.

      The change in the Company's auditors was recommended and approved by the board of directors of the Company. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ending June 7, 2000, the Company did not consult with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

      BDO has reviewed the disclosures contained in this 8-K report. The Company has advised BDO that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why BDO does not agree with any statements made by the Company in this report. BDO has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits

      16.1  Letter from former auditors confirming information in Item 4

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 3, 2000

                                          NORTH AMERICAN DATACOM, INC.


                                          By: /s/ David A. Cray
                                              -----------------------------
                                              David A. Cray
                                              Corporate Treasurer